UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2023 (June 8, 2023)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green, Ste 15614

Dover DE 19901

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Letter Agreement

On June 12, 2023 as approved by its shareholders at an extraordinary general meeting held on June 9, 2023 (the “Special Meeting”), Healthcare AI Acquisition Corp. (the “Company”), its sponsor, Healthcare AI Acquisition LLC (the “Sponsor”), its officers and its directors (together with the Sponsor, the “Letter Agreement Parties”), entered into an amendment to the Letter Agreement (the “Letter Agreement”) dated December 14, 2021 (the “Letter Agreement Amendment”), to allow the transfer of Class B ordinary shares of the Company, $0.0001 par value per share (“Founder Shares”) by its initial shareholders, including the Sponsor,  prior to the expiration of the applicable lock-up set forth therein.

On June 12, 2023, the Company instructed its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to the investment management trust agreement dated as of December 10, 2021, to extend the time to complete a business combination as approved by the Company’s shareholders in accordance with the Company’s amended and Amended and Restated Memorandum of Association and Articles of Association (the “Articles of Association”).  At the Special Meeting, the shareholders of the Company approved a special resolution to th Articles of Association to extend the time to consummate a business combination until June 14, 2024, on a month-to-month basis by depositing $50,000 into the Company’s trust account for each one month extension (the “Extension”).

On June 8, 2023, the Company entered into a share purchase agreement in connection with the transfer from the Sponsor to Atticus Ale, LLC (the “Purchaser”) of 3,184,830 Founder Shares (the “Transfer”) which Transfer closed on June 12, 2023 (the “Closing”).

Sponsor Handover

On June 12, 2023, at the Closing, in connection with the Transfer, the Company, its officers and directors, the Sponsor and the Purchaser entered into additional agreements (altogether, the “Sponsor Handover”) whereby: (a) the Purchaser would sign a joinder agreement to become a party to the Letter Agreement and the Registration Rights Agreement dated December 14, 2021 (“Registration Rights Agreement”) in connection with the Company’s initial public offering  (“IPO”), among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and such other equityholders, including the right to appoint three members to the Company’s board of directors after the consummation of the initial business combination; (b) the Sponsor and holders of the Class B Ordinary Shares of the Company, $0.0001 par value per share (“Founder Shares”) gave to Purchaser the irrevocable right to vote the Founder Shares on their behalf (the “POA Agreement”); (c) the Company entered into an agreement whereby at the time of the initial business combination, the Sponsor will surrender for cancelation 11,124,960 private placement warrants (the “Placement Warrants”) purchased at the time of the IPO pursuant to a Private Placement Warrants Purchase Agreement, dated December 9, 2021 (allowing the holder to acquire Class A Ordinary Shares of the Company, par value $0.0001 per share, referred to as the “Class A Shares”) in exchange for the Company issuing to the Sponsor 500,000 Class A Shares; and (d) the Company entered into an indemnity letter agreement (the “Indemnification Letter Agreement”) to continue its obligation to indemnify the resigning officers and directors of the Company pursuant to the Indemnity Agreement dated December 14, 2021 executed in connection with the IPO (the “Indemnity Agreement”).  In addition, at the Closing, the Company’s IPO underwriters, Citigroup Global Markets Inc. and Jefferies LLC, waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(bb) of the Underwriting Agreement dated December 9, 2021.

In connection with the Sponsor Handover, the following agreements were executed:

•

A Joinder Agreement, dated June 12, 2023, between the Company and the Purchaser, whereby the Purchaser agreed to become a party to the Letter Agreement and the Registration Rights Agreement and transferring to Purchaser, following consummation of the Company’s initial business combination, the right to appoint three members to the board of directors;

•

A POA Agreement dated June 12, 2023 among the Purchaser and all holders of the Founder Shares, whereby holders of the Founder Shares gave Purchaser the irrevocable right to vote the Founder Shares on their behalf;

•

A Warrant Exchange Agreement, dated June 12, 2023, between the Sponsor and the Company whereby upon the consummation of the initial business combination, the Placement Warrants will be exchanged for 500,000 Class A Shares;

•

An Indemnification Letter Agreement, dated June 12, 2023, among the Company and the resigning officers and directors of the Company which states that the parties to the Indemnification Agreement agree that the Indemnification Agreement will remain in full force and effect even upon the resignation of the resigning officers and directors of the Company;

2

The foregoing descriptions of the Purchase Agreement, the Letter Agreement Amendment, the Joinder Agreement, the POA Agreement, the Warrant Exchange Agreement and the Indemnity Letter Agreement do not purport to be complete, are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

On June 12, 2023, effective immediately, the following officers and directors submitted the resignation of their respective offices: Simon Cottle, as director and Chief Executive Officer,  Patrick Hargutt, as director and Chief Financial Officer, and each of James Brooks, Greg Caswill, Robert Piconi, Xavier Flinois and Elizabeth Weymouth as directors of the Company. Each officer and director informed the Company that he or she was resigning from his or her role, to pursue other opportunities. There were no disagreements between the Company and any officer or director on any matter related to the Company’s operations, policies or practices.

Appointment of Officers and Directors

On June 12, 2023, the holders of the Founder Shares appointed Zikang Wu as a non-independent director of the Company. Additionally, on June 12, 2023,  Zikang Wu as the sole director of the Company, appointed Zikang Wu as Chief Executive Officer, effective June 12, 2023.

On June 12, 2023, Zikang Wu as the sole director of the Company appointed Weiyi Zheng, Hao Tian, Yuerong Tang and Zixun Jin as directors to join the Board of Directors of the Company (the “Board”). Each of Hao Tian, Yuerong Tang and Zixun Jin have been determined by Zikang Wu as the sole director of the Company to be an independent director under the listing rules of Nasdaq, and will serve on the audit, compensation and nominating committees. Mr. Tian will act as the “financial expert” and serve as chairman of the audit committee and will also serve as chairman of the compensation committee.

In connection with the appointment, the Company and Zikang Wu, Weiyi Zheng, Hao Tian, Yuerong Tang and Zixun Jin will enter into an indemnity agreement, the form of which was filed with the SEC on November 19, 2021 as Exhibit 10.4 to the Company's registration statement on Form S-1.  There are no arrangements or understandings pursuant to which each of Weiyi Zheng, Hao Tian, Yuerong Tang and Zixun Jin were selected as a director. None of Weiyi Zheng, Hao Tian, Yuerong Tang and Zixun Jin have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Zikang Wu will serve as our Chief Executive Officer and a director on our Board. Mr. Wu is the President of Atticus Ale, LLC, the Purchaser in the Sponsor Takeover. He is the founder and has been president of First Cover, Inc., a New York-based risk, compliance, and corporate services provider since April 2021. Additionally, Mr. Wu is the Chief Executive Officer of Tigerless Health, Inc., a leading US direct-to-consumer Insurtech company that he founded in September 2018. Being experienced in strategic planning, operations, and risk management, he assists corporate clients and individual customers in navigating complex insurance policies and cross-border transactions. Mr. Wu holds a Bachelor's degree in accounting and finance from Lehigh University and is certified as an insurance agent and broker by the New York State Department of Financial Services (NYDFS). The Company believes that Zikang Wu is well qualified to serve on its board of directors due to his extensive experience in strategic planning, operations and risk management.

Weiyi Zheng will serve as a director on our Board.  Weiyi Zheng is the Senior Vice President of First Cover, Inc., a New York-based risk, compliance, and corporate services provider. Since 2019, Ms. Zheng has served as the Chief Marketing Officer at Tigerless Health, Inc., a leading US direct-to-consumer Insurtech company, where she establishes cooperative relationships and leads national marketing campaigns across all media types. Ms. Zheng holds a Master's degree in Strategic Communication from Columbia University and a Bachelor's degree from the University of California, Davis. The Company believes that Weiyi Zheng is well qualified to serve on its board of directors due to her extensive network and years of marketing experience.

Hao Tian will serve as an independent director on our Board.  Hao Tian is a risk manager at Amazon.com, Inc. (“Amazon”) and brings professional experience in due diligence investigation, anti-money laundering, and sanctions compliance. Before joining Amazon in 2021, Mr. Tian was a lead associate at Kroll, LLC (formerly Duff & Phelps), a premier investigation and financial risk advisory firm headquartered in New York, based in its Toronto and Reston offices. He started his career with the corporate security division at the World Bank Group based in Washington D.C. Mr. Tian holds a Master’s degree from Georgetown University’s School of Foreign Service and a Bachelor’s degree in international relations and French studies from Lehigh University. The Company believes that Hao Tian is well qualified to serve on its board of directors due to his extensive experience in financial risk and compliance matters.

3

Yuerong Tang will serve as an independent director on our Board. Yuerong Tang has been the Operation & Product Manager at Class Over Inc. since 2021, a tech education company in New York. Ms. Tang is also the Product Manager at Fortune Cookie Technologies Inc., a leading fintech company in Silicon Valley. Previously Ms. Tang served as an Economic Consultant at Ju Xing Enterprise Management Consulting Co., Ltd., where she analyzed business operations and providing economic insights. She was a business analyst at Tsingta, a comprehensive cultural and creative industry service provider. Ms. Tang holds a Bachelor's degree in Economics from Fordham University and a Master's degree in Technology Management from New York University. The Company believes that Yuerong Tang is well qualified to serve on its board of directors due to her diverse cultural and consulting experience.

Zixun Jin will serve as an independent director on our Board.  Zixun Jin  is experienced in operations management and data analysis. He has held the role of Operation Manager at European Dismantler Inc. since 2013, where his role is overseeing operations and implementing effective processes. Prior to his tenure at European Dismantler Inc., Mr. Jin worked as a Data Mining Analyst at Lehigh University, utilizing analytical skills to extract insights from complex datasets. His ability to uncover meaningful patterns and trends within the data contributed to improved decision-making and strategic planning. Mr. Jin holds a Master's degree in Industrial and System Engineering from Lehigh University, as well as a Bachelor's degree in Mechanical Engineering from Hefei University of Technology.. The Company believes that Zixun Jin  is well qualified to serve on its board of directors due to his extensive experience in operations management and data analysis.

Committee Appointments

The Company already has an audit committee, compensation committee, and nominating and corporate governance committee. Each of these committees were comprised entirely of independent directors and acts under written charters, which more specifically sets forth their responsibilities and duties, as well as requirements for each committee’s composition and meetings. The charter of each of the committees, is available on the SEC’s website at sec.gov.

 As a result of recent departures from the board, each of the audit committee, compensation committee, and nominating and corporate governance committee will consist of the following new board members:

•	Audit Committee: Hao Tian as Chairman; Hao Tian, Yuerong Tang and Zixun Jin as members.

•	Compensation Committee: Hao Tian as Chairman; Hao Tian, Yuerong Tang and Zixun Jin as members.

•	Nominating and Corporate Governance Committee: Hao Tian, Yuerong Tang and Zixun Jin as members.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Special Meeting held on June 9, 2023, the following proposals were approved: (a) as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination to June 14, 2024 by depositing into the Company’s trust account held by the Trustee (the “Trust Account”), the amount of $50,000 for each one-month extension (the “Extension Amendment Proposal”); (b) as a special resolution, an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company  may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company  having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company   to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “NTA Requirement Amendment Proposal”); and (c) as a special resolution, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares (or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”). In addition, a proposal was approved as an ordinary resolution, an amendment to the Letter Agreement, to allow the Sponsor to transfer its holdings in the Company  prior to the expiration of the applicable lock-up (the “Letter Agreement Amendment Proposal”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2023, the Company held the Special Meeting. On May 22, 2023, the record date for the Special Meeting, there were 26,953,001 ordinary shares entitled to be voted at the Special Meeting. This includes 21,562,401 Class A Shares, and 5,390,600 Class B Shares (together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 19,708,310 or 73.12% of such Shares were represented in person or by proxy.

4

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are as follows:

1. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination to June 14, 2024 by depositing into the Company’s Trust Account, the amount of $50,000 for each one-month Extension. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,994,347	1,713,963	0	0

The Minutes of the Special Meeting which show the approval of the Extension Amendment Proposal in the form of the .

2. Redemption Limitation Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution,  an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company  may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company  having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow the Company  to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. Approval of the Redemption Limitation Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Redemption Limitation Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,994,347	1,713,963	0	0

3. Founder Share Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.  Approval of the Founder Share Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Founer Share Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,994,347	1,713,963	0	0

4. Letter Agreement Amendment Proposal

Shareholders approved the proposal to amend the Letter Agreement, as an ordinary resolution,  to allow the holders of the Class B Ordinary Shares, to directly or indirectly, transfer their Class B Ordinary Shares to a third party prior to the expiration of the applicable lock-up period. Approval of the Letter Agreement Amendment Proposal required an ordinary resolution under Cayman Islands law, being a resolution passed by a simple majority of the votes cast by the holders of the Ordinary Shares present at the Extraordinary General Meeting and entitled to vote thereon. The Letter Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,994,347	1,713,963	0	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Special Meeting of shareholders held by the Company on June 9, 2023, 19,824,274 shares were tendered for redemption. As a result, approximately $208,992,255 (approximately $10.54 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. Following redemptions, the Company will have 1,738,127 Class A Shares outstanding, and approximately $18,323,752 will remain in the Company’s trust account.

5

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum of Association and Articles of Association
10.1	Share Purchase Agreement among the Company, the Sponsor and Atticus Ale, LLC dated June 8, 2023
10.2	Letter Agreement Amendment dated June 12, 2023 between the Company and its resigning officers and directors
10.3	Joinder Agreement dated June 12, 2023
10.4	POA Agreement dated June 12, 2023
10.5	Warrant Exchange Agreement dated June 12, 2023
10.6	Indemnification Letter Agreement dated June 12, 2023
10.7	Indemnification Agreement in the form of the Indemnification Agreement filed as Exhibit 10.4 to the Registration Statement on Form S-1 on November 19, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: June 14, 2023	By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Chief Executive Officer

7